Exhibit 10.245

                         THE CHARLES SCHWAB CORPORATION
                            2001 STOCK INCENTIVE PLAN
                          as Amended September 25, 2002


Article 1.  Introduction.

     The Plan was adopted by the Board of Directors on February 28, 2001. The purpose of this Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging Non-Employee Directors and Key Employees to focus on long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors and Key Employees with exceptional qualifications and (c) linking Non-Employee Directors and Key Employees directly to stockholder interests. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Performance Share Awards or Options, which may constitute incentive stock options or nonstatutory stock options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Article 2.  Administration.

     2.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more Directors, who shall be appointed by the Board.

     2.2 Committee Responsibilities. The Committee shall select the Key Employees who are to receive Awards under the Plan, determine the amount, vesting requirements and other conditions of such Awards, may interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

Article 3.  Limitations on Awards.

     The aggregate number of Restricted Shares, Performance Share Awards and Options awarded under the Plan shall not exceed 70,000,000. If any Restricted Shares, Performance Share Awards or Options are forfeited, or if any Performance Share Awards terminate for any other reason without the associated Common Shares being issued, or if any Options terminate for any other reason before being exercised, then such Restricted Shares, Performance Share Awards or Options shall again become available for Awards under the Plan.

     Subject to the overall limit on the aggregate shares set forth above, the following limitations shall apply: (a) The maximum number of Common Shares which may be granted subject to an Option to any one Participant in any one fiscal year shall be 5,000,000; and (b) The maximum number of Restricted Shares or Performance Share Awards which may be granted to any one Participant in any one fiscal year shall be 1,000,000. The limitations set forth in the preceding sentence shall be subject to adjustment pursuant to Article 10; and

     The limitations of this Article 3 shall each be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

Article 4. Eligibility.

     4.1 General Rule. Key Employees and Non-Employee Directors shall be eligible for designation as Participants by the Committee.

     4.2 Non-Employee Directors. In addition to any awards pursuant to Section 4.1, Non-Employee Directors shall be entitled to receive the automatic NQSOs described in this Section 4.2.

     (a) Each Non-Employee Director shall receive an NQSO covering a number of Common Shares for each Award Year with respect to which he or she serves as a Non-Employee Director on the grant date described in subsection (b) below, to be calculated by dividing $150,000 by the Fair Market Value of the Common Shares on the grant date described in subsection (b) below; and

     (b) The NQSO for a particular Award Year shall be granted to each Non-Employee Director as of May 15 of each Award Year, and if May 15 is not a business day, then the grant shall be made on and as of the next succeeding business day;

     (c) Each NQSO shall be exercisable in full at all times during its term;

     (d) The term of each NQSO shall be 10 years; provided, however, that any unexercised NQSO shall expire on the earlier of the date 10 years after the date of grant or three (3) months following the date that the Optionee ceases to be a Non-Employee Director or a Key Employee for any reason other than death or disability. If an Optionee ceases to be a Non-Employee Director or Key Employee on account of death or disability, any unexercised NQSO shall expire on the earlier of the date 10 years after the date of grant or one year after the date of death or disability of such Director; and

     (e) The Exercise Price under each NQSO shall be equal to the Fair Market Value on the date of grant and shall be payable in any of the forms described in Article 6.

     4.3 Ten-Percent Stockholders. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise price under such ISO is at least 110 percent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     4.4 Attribution Rules. For purposes of Section 4.3, in determining stock ownership, a Key Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors or lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.

     4.5 Outstanding Stock. For purposes of Section 4.3, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include treasury shares or shares authorized for issuance under outstanding options held by the Key Employee or by any other person.

     4.6 Options Issued To Non-Employee Directors In Lieu of Fee Deferrals. In addition to any awards pursuant to Sections 4.1 and 4.2, a Non-Employee Director who elects to defer the receipt of amounts pursuant to Section 5.1 of The Charles Schwab Corporation Directors' Deferred Compensation Plan (the "Directors Deferred Compensation Plan") and elects to receive stock options in lieu of a Deferral Account balance pursuant to Section 5.4(2) of the Directors Deferred Compensation Plan, shall be entitled to receive a grant of NQSOs hereunder on the date the amounts would have been payable to the Non-Employee Director if the Non-Employee Director had not made such deferral election. Any NQSOs issued pursuant to this Section shall be issued pursuant to the terms set forth in subsections (c), (d) and (e) of Section 4.2 hereof.

     4.7 Performance Shares Issued To Non-Employee Directors Pursuant to Fee Deferrals. In addition to any awards pursuant to Sections 4.1 and 4.2, a Non-Employee Director who elects to defer the receipt of amounts pursuant to
Section 5.1 of The Directors' Deferred Compensation Plan and elects to receive payment in Shares pursuant to Section 5.4(1) of the Directors Deferred Compensation Plan, shall be entitled to receive a grant of Performance Shares hereunder on the date the amounts would have been payable to the Non-Employee Director if the Non-Employee Director had not made such deferral election. For purposes of this section, the term Non-Employee Director shall also include non-employee directors of any Subsidiary, if the Committee has approved participation in the Directors Deferred Compensation Plan for such Subsidiary's non-employee directors.


Article 5. Options.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Committee may designate all or any part of an Option as an ISO (or, in the case of a Key Employee who is subject to the tax laws of a foreign jurisdiction, as an option qualifying for favorable tax treatment under the laws of such foreign jurisdiction), except for Options granted to Non-Employee Directors.

     5.2 Options Nontransferability. Subject to the provisions of Section 14.2, no Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         5.3 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Each Stock Option Agreement shall also specify whether the Option is an ISO or an NQSO.

     5.4 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an Option shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant, except as otherwise provided in Section 4.3. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

     5.5 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and Section 4.3 may require a shorter term. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire; provided that, in appropriate cases, the Company shall have the discretion to extend the term of an Option or the time within which, following termination of employment, an Option may be exercised, or to accelerate the exercisability of an Option. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment and shall provide for the suspension of vesting when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company; provided that, except to the extent otherwise specified by the Committee at the time of grant, (i) the exercisability of Options shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, the exercisability of all outstanding Options shall be accelerated, other than any Options that had been granted within two years of the date of the Optionee's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. Except as provided in Section 4.2, NQSOs may also be awarded in combination with Restricted Shares, and such an Award may provide that the NQSOs will not be exercisable unless the related Restricted Shares are forfeited. In addition, NQSOs granted under this Section 5 may be granted subject to forfeiture provisions which provide for forfeiture of the Option upon the exercise of tandem awards, the terms of which are established in other programs of the Company.

     5.6 Limitation on Amount of ISOs. The aggregate fair market value (determined at the time the ISO is granted) of the Common Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000; provided, however, that all or any portion of an Option which cannot be exercised as an ISO because of such limitation shall be treated as an NQSO.

     5.7 Effect of Change in Control. The Committee (in its sole discretion) may determine, at the time of granting an Option, that such Option shall become fully exercisable as to all Common Shares subject to such Option immediately preceding any Change in Control with respect to the Company.

     5.8 Restrictions on Transfer of Common Shares. Any Common Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

     5.9 Authorization of Replacement Options. Concurrently with the grant of any Option to a Participant (other than NQSOs granted pursuant to Section 4.2), the Committee may authorize the grant of Replacement Options. If Replacement Options have been authorized by the Committee with respect to a particular award of Options (the "Underlying Options"), the Option Agreement with respect to the Underlying Options shall so state, and the terms and conditions of the Replacement Options shall be provided therein. The grant of any Replacement Options shall be effective only upon the exercise of the Underlying Options through the use of Common Shares pursuant to Section 6.2 or Section 6.3. The number of Replacement Options shall equal the number of Common Shares used to exercise the Underlying Options, and, if the Option Agreement so provides, the number of Common Shares used to satisfy any tax withholding requirements incident to the exercise of the Underlying Options in accordance with Section
13.2. Upon the exercise of the Underlying Options, the Replacement Options shall be evidenced by an amendment to the Underlying Option Agreement. Notwithstanding the fact that the Underlying Option may be an ISO, a Replacement Option is not intended to qualify as an ISO. The Exercise Price of a Replacement Option shall be no less than the Fair Market Value of a Common Share on the date the grant of the Replacement Option becomes effective. The term of each Replacement Option shall be equal to the remaining term of the Underlying Option. No Replacement Options shall be granted to Optionees when Underlying Options are exercised pursuant to the terms of the Plan and the Underlying Option Agreement following termination of the Optionee's employment. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

     5.10 Options Granted to Non-United States Key Employees. In the case of Key Employees who are subject to the tax laws of a foreign jurisdiction, the Company may issue Options to such Key Employees that contain terms required to conform with any requirements for favorable tax treatment imposed by the laws of such foreign jurisdiction, or as otherwise may be required by the laws of such foreign jurisdiction. The terms of any such Options shall be governed by the Plan, subject to the terms of any Addendum to the Plan specifically applicable to such Options.

     5.11 Effect of Job Elimination. Notwithstanding anything to the contrary contained in the Plan or in any Stock Option Agreement or Stock Award Agreement entered into with respect to an Award pursuant to the Plan, in the case of a Participant who is an Officer, and who becomes entitled to receive payments with respect to a Severance Period pursuant to the Charles Schwab Severance Pay Plan (the "Severance Plan") on account of a Job Elimination, the terms of the Plan and any Stock Option Agreement or Stock Award Agreement entered into with respect to an Award shall be applied by treating the Participant as if the Participant had terminated employment on the Participant's Termination Date. For purposes of applying this Section, the terms Officer, Severance Period, Termination Date, and Job Elimination shall have the meanings set forth in the Severance Plan.

Article 6.  Payment for Option Shares.

     6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except that the Company may at any time accept payment pursuant to Section 6.2 or 6.3.

     6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

     6.3 Exercise/Sale. To the extent this Section 6.3 is applicable, payment may be made by the delivery (in a manner prescribed by the Company) of an irrevocable direction to Charles Schwab & Co., Inc. to sell Common Shares (including the Common Shares to be issued upon exercise of the Options) and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.


Article 7.  Restricted Shares and Performance Share Awards.

     7.1 Time, Amount and Form of Awards. The Committee may grant Restricted Shares or Performance Share Awards with respect to an Award Year during such Award Year or at any time thereafter. Each such Award shall be evidenced by a Stock Award Agreement between the Award recipient and the Company. The amount of each Award of Restricted Shares or Performance Share Awards shall be determined by the Committee. Awards under the Plan may be granted in the form of Restricted Shares or Performance Share Awards or in any combination thereof, as the Committee shall determine at its sole discretion at the time of the grant. Restricted Shares or Performance Share Awards may also be awarded in combination with NQSOs, and such an Award may provide that the Restricted Shares or Performance Share Awards will be forfeited in the event that the related NQSOs are exercised.

     7.2 Payment for Restricted Share Awards. To the extent that an Award is granted in the form of Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares.

     7.3 Vesting or Issuance Conditions. Each Award of Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. Common Shares shall be issued pursuant to Performance Share Awards in full or in installments upon satisfaction of the issuance conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions in the case of Restricted Shares, or issuance conditions in the case of Performance Share Awards, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt; provided that, in the case of an Award of Restricted Shares where vesting is based entirely on the Participant's service (except to the extent otherwise specified by the Committee at the time of grant), (i) vesting shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, vesting shall be accelerated for all Restricted Shares that had been granted more than two years prior to the date of the Participant's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. The Committee, in its sole discretion, may determine, at the time of making an Award of Restricted Shares, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company. The Committee, in its sole discretion, may determine, at the time of making a Performance Share Award, that the issuance conditions set forth in such Award shall be waived in the event that a Change in Control occurs with respect to the Company.

     7.4 Form of Settlement of Performance Share Awards. Settlement of Performance Share Awards shall only be made in the form of Common Shares. Until a Performance Share Award is settled, the number of Performance Share Awards shall be subject to adjustment pursuant to Article 10.

     7.5 Death of Recipient. Any Common Shares that are to be issued pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Common Shares that are to be issued pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's estate. The Committee, in its sole discretion, shall determine the form and time of any distribution(s) to a recipient's beneficiary or estate.

Article 8.  Claims Procedures.

     Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person designated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall schedule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written decision on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's receipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.

Article 9.  Voting Rights and Dividends.

     9.1 Restricted Shares. All holders of Restricted Shares shall have the same voting, dividend, and other rights as the Company's other stockholders.

     9.2 Performance Share Awards. The holders of Performance Share Awards shall have no voting or dividend rights until such time as any Common Shares are issued pursuant thereto, at which time they shall have the same voting, dividend and other rights as the Company's other stockholders.

Article 10.  Protection Against Dilution; Adjustment of Awards.

     10.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options, Restricted Shares and Performance Share Awards available for future Awards under Article 3, (b) the maximum number of Common Shares which may be granted under Article 3 to any one Participant in any one fiscal year either subject to an Option or as Restricted Shares or Performance Share Awards, (c) the number of Performance Share Awards included in any prior Award which has not yet been settled, (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option.

     10.2 Reorganizations. Subject to the provisions of Section 5.7, in the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Performance Share Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

     10.3 Reservation of Rights. Except as provided in this Article 10, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Article 11. Limitation of Rights.

     11.1 Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or any Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

     11.2 Stockholders' Rights. A Participant shall have no dividend rights, voting or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of such Common Shares, whether by issuance of a certificate, book entry or other procedure. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 9 and 10.

     11.3 Creditors' Rights. A holder of Performance Share Awards shall have no rights other than those of a general creditor of the Company. Performance Share Awards represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     11.4 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

     (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

     (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.

Article 12.  Limitation of Payments.

     12.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer in the nature of compensation to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided, however, that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 12. For purposes of this Article 12, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

     12.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election, the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 12, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 12 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan, and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     12.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company on demand, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

     12.4 Related Corporations. For purposes of this Article 12, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

Article 13. Withholding Taxes.

     13.1 General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any
withholding   tax   obligations   that  arise  by  reason  of  such  payment  or
distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

     13.2 Nonstatutory Options, Restricted Shares or Performance Share Awards. The Committee may permit an Optionee who exercises NQSOs, or who receives Awards of Restricted Shares, or who receives Common Shares pursuant to the terms of a Performance Share Award, to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such Awards. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

Article 14.  Assignment or Transfer of Award.

     14.1 General Rule. Any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except to the extent specifically permitted by Section 14.2.

     14.2 Exceptions to General Rule. Notwithstanding Section 14.1, this Plan shall not preclude (i) a Participant from designating a beneficiary to succeed, after the Participant's death, to those of the Participant's Awards (including without limitation, the right to exercise any unexercised Options) as may be determined by the Company from time to time in its sole discretion, (ii) a transfer of any Award hereunder by will or the laws of descent or distribution, or (iii) a voluntary transfer of an Award (other than an ISO) to a trust, partnership or limited liability company for the benefit of one or more members of the Participant's family, subject to the prior approval of the Committee or its designee; provided that, in the case of an Award granted prior to September 25, 2002, such approval shall not be required for a transfer to a trust or partnership if the Participant has sole investment control over such trust or partnership

Article 15.  Future of Plans.

     15.1 Term of the Plan. The Plan, as set forth herein, shall become effective on May 7, 2001. The Plan shall remain in effect until it is terminated under Section 15.2, except that no ISOs shall be granted after May 6, 2011.

     15.2 Amendment or Termination. The Committee may, at any time and for any reason, amend or terminate the Plan; provided, however, that any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules.

     15.3 Effect of Amendment or Termination. No Award shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option, Restricted Share or Performance Share Award previously granted under the Plan.

Article 16.  Definitions.

     16.1 "Award" means any award of an Option, a Restricted Share or a Performance Share Award under the Plan.

     16.2 "Award Year" means a fiscal year beginning January 1 and ending December 31 with respect to which an Award may be granted.

     16.3 "Board" means the Company's Board of Directors, as constituted from time to time.

     16.4 "Change in Control" means the occurrence of any of the following events after the effective date of the Plan as set out in Section 15.1:

     (a) A change in control  required to be  reported  pursuant to Item 6(e) of
     Schedule 14A of Regulation 14A under the Exchange Act;

     (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

     (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     16.5 "Code" means the Internal Revenue Code of 1986, as amended.

     16.6 "Committee" means the Compensation Committee of the Board, as constituted from time to time.

     16.7 "Common Share" means one share of the common stock of the Company.

     16.8   "Company"   means  The  Charles  Schwab   Corporation,   a  Delaware
corporation.

     16.9 "Disability" means the inability to engage in any substantial gainful activity considering the Participant's age, education and work experience by reason of any medically determined physical or mental impairment that has continued without interruption for a period of at least six months and that can be expected to be of long, continued and indefinite duration. All determinations as to whether a Participant has incurred a Disability shall be made by the Employee Benefits Administration Committee of the Company, the findings of which shall be final, binding and conclusive.

     16.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     16.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     16.12 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     16.13 "Fair Market Value" means the market price of a Common Share, determined by the committee as follows:

     (a) If the Common Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

     (b) If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

     (c) If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

     (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     16.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

     16.15 "Key Employee" means (1) a key common-law employee of the Company or any Subsidiary, as determined by the Committee, or (2) a non-employee director of any Subsidiary, as determined by the Committee.

     16.16 "Named Executive Officer" means a Participant who, as of the date of vesting of an Award is one of a group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

     16.17 "Non-Employee Director" means a member of the Board who is not a common-law employee.

     16.18 "NQSO" means an employee stock option not described in sections 422 through 424 of the Code.

     16.19 "Option" means an ISO or NQSO or, in the case of a Key Employee who is subject to the tax laws of a foreign jurisdiction, an option qualifying for favorable tax treatment under the laws of such jurisdiction, including a Replacement Option, granted under the Plan and entitling the holder to purchase one Common Share.

     16.20 "Optionee" means an individual, or his or her estate, legatee or heirs at law that holds an Option.

     16.21 "Participant" means a Non-Employee Director or Key Employee who has received an Award.

     16.22 "Performance Share Award" means the conditional right to receive in the future one Common Share, awarded to a Participant under the Plan.

     16.23 "Plan" means this 1992 Stock Incentive Plan of The Charles Schwab Corporation, as it may be amended from time to time.

     16.24 "Replacement Option" means an Option that is granted when a Participant uses a Common Share held or to be acquired by the Participant to exercise an Option and/or to satisfy tax withholding requirements incident to the exercise of an Option.

     16.25 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

     16.26 "Retirement" shall mean any termination of employment of an Optionee for any reason other than death at any time after the Optionee has attained Retirement Age. For this purpose, Retirement Age shall mean age fifty (50), but only if, at the time of such termination, the Participant has been credited with at least seven (7) Years of Service under the SchwabPlan Retirement Savings and Investment Plan; provided, however, that if at the time of grant of an Option an Optionee is a Participant in a qualified retirement plan maintained by a Subsidiary (other than the SchwabPlan Retirement Savings and Investment Plan), then Retirement Age shall have the same meaning as the Normal Retirement Date as defined in such plan.

     16.27 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Performance Share Award which contains the terms, conditions and restrictions pertaining to such Restricted Share or Performance Share Award.

     16.28 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

     16.29 "Subsidiary" means any corporation or other entity, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation (or ownership interest of such other entity). A corporation or other entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                   ADDENDUM A

     The provisions of the Plan, as amended by the terms of this Addendum A, shall apply to the grant of Approved Options to Key U.K. Employees.

     1. For purposes of this Addendum A, the following definitions shall apply in addition to those set out in section 16 of the Plan:

     Approved Option Means a stock option designed to qualify as an approved executive share option under the Taxes Act;

     Inland Revenue means the Board of the Inland Revenue in the United Kingdom.

     Key U.K. Employee means a designated employee of Sharelink Investment Services plc or any subsidiary (as that term is defined in the Companies Act 1985 of the United Kingdom, as amended) of which Sharelink Investment Services plc has control for the purposes of section 840 of the Taxes Act;

     Taxes Act means the Income and Corporation Taxes Act 1988 of the United Kingdom.

     2. An Approved Option may only be granted to a Key U.K. Employee who:

     (i) is employed on a full-time basis; and

     (ii) does not fall within the provisions of paragraph 8 of Schedule 9 to the Taxes Act.

     For purposes of this section 2(i) of Addendum A, "full-time" shall mean an employee who is required to work 20 hours per week, excluding meal breaks.

     3. No Approved Option may be granted to a Key U.K. Employee if it would cause the aggregate of the exercise price of all subsisting Approved Options granted to such employee under the Plan, or any other subsisting options granted to such employee under any other share option scheme approved under Schedule 9 of the Taxes Act and established by the Company or an associated company, to exceed the higher of (a) one hundred thousand pounds sterling and (b) four times such employee's relevant emoluments for the current or preceding year of assessment (whichever is greater); but where there were no relevant emoluments for the previous year of assessment, the limit shall be the higher of one hundred thousand pounds sterling or four times such employee's relevant emoluments for the period of twelve months beginning with the first day during the current year of assessment in respect of which there are relevant emoluments. For the purpose of this section 3 of Addendum A, "associated company" means an associated company within the meaning of section 416 of the Taxes Act; "relevant emoluments" has the meaning given by paragraph 28(4) of
Schedule 9 to the Taxes Act and "year of assessment" means a year beginning on any April 6 and ending on the following April 5.

     4. Common Shares issued pursuant to the exercise of Approved Options must satisfy the conditions specified in paragraphs 10 to 14 of Schedule 9 to the Taxes Act.

     5. Notwithstanding the provisions of Section 5.4 of the Plan, the exercise price of an Approved Option shall not be less than 100 percent of the closing price of a Common Share as reported in the New York Stock Exchange Composite Index on the date of grant.

     6. No Approved Option may be exercised at any time by a Key U.K. Employee when that Key U.K. Employee falls within the provisions of paragraph 8 of
Schedule 9 to the Taxes Act. If at any time the shares under an Approved Option cease to comply with the conditions in paragraphs 10 to 14 of Schedule 9 to the Taxes Act, then all Approved Options then outstanding shall lapse and cease to be exercisable from the date of the shares ceasing so to comply, and no optionee shall have any cause of action against the Company, Sharelink Investment Services plc or any subsidiary of the Company or any other person in respect thereof.

     7. An Approved Option may contain such other terms, provisions and conditions as may be determined by the Committee consistent with the Plan, provided that the approved option otherwise complies with the requirements for approved executive option schemes specified in Schedule 9 of the Taxes Act.

     8. In relation to an Approved Option,  notwithstanding the terms of section
10.1 of the Plan, no adjustment shall be made pursuant to section 10.1 of the Plan to any outstanding Approved Options without the prior approval of the Inland Revenue.

     9. In relation to an Approved Option any Key U.K. Employee shall make arrangements satisfactory to the Company for the satisfaction of any tax withholding or deduction - at - source obligations that arise by reason of the grant to him or her of such option, or its subsequent exercise.

     10. In relation to an Approved Option, in addition to the provisions set out in section 15.2 of the Plan, no amendment which affects any of the provisions of the Plan relating to Approved Options shall be effective until approved by the Inland Revenue, except for such amendment as are required to obtain and maintain the approval of Inland Revenue pursuant to Schedule 9 to the Taxes Act.

                                    ADDENDUM

               THE UNITED KINGDOM 2001 OFFICER SHARE OPTION SCHEME

                        OF THE CHARLES SCHWAB CORPORATION



This Addendum to The Charles Schwab Corporation 2001 Stock Incentive Plan (the "2001 Plan") shall constitute the rules of the United Kingdom 2001 Officer Share Option Scheme ("Scheme") of The Charles Schwab Corporation (the "Company"), as approved by the United Kingdom's Board of Inland Revenue ("Inland Revenue") under Schedule 9 to the United Kingdom's Income and Corporation Taxes Act 1988 (the "Act").


Definitions


1 Except as specifically set forth in this Addendum, the terms and conditions of the 2001 Plan shall apply to the scheme. In addition, the following definitions will apply to this Scheme:


     1.1 References to the "Act" are to the United Kingdom's Income and Corporation Taxes Act 1998.


     1.2 The expression "New Option" means an Option over shares in the Acquiring Company (as defined in rule 5.2) or some other company falling within paragraph 10(b) or 10(c) of Schedule 9 to the Act, meeting the requirements of sub-paragraphs 15(3)(a) to (d) of Schedule 9 to the Act, granted in consideration of the release of a subsisting Option within the "appropriate period" (as defined by paragraph 15(2) of Schedule 9 to the Act).


     1.3 The expression "Option-holder" means the person to whom an option has been granted under this Scheme and references to "Optionee " in the 2001 Plan shall be construed accordingly.


     1.4 The expression "Participating Company" means the Company and any company which is under the control of the Company, within the meaning of section 840 of the Act, and to which the Committee shall have resolved that this Scheme shall for the time being extend.


     1.5 References to "Qualifying Shares" in this Addendum are references to Shares which satisfy the requirements of paragraphs 10 to 14 of
          Schedule 9 to the Act.


     1.6 References to "Shares" in this addendum are references to shares or shares of Common Stock in the Company.

Eligibility and Grant


     2.1 Options may only be granted under the Scheme to a Key Employee who is an employee (other than one who is a director) or a full-time director of a Participating Company, and for this purpose a person shall be treated as a full-time director of a Participating Company if he is obliged to devote not less than 25 hours a week, excluding meal breaks, to the performance of the duties of his office or employment with that company (or with that company and any other company which is a Participating Company). References in the 2001 Plan to "employee" shall be construed accordingly.


     2.2 No Options under this Scheme may be granted to, or exercised by, a person who is not eligible to participate by virtue of paragraph 8 of
          Schedule 9 to the Act, as modified by section 187 (3) (a) of the Act.


     2.3 No Option may be granted at a time when the Shares over which it is granted are not Qualifying Shares.


     2.4 For the purposes of Article 5.4, the Fair Market Value, as determined by the Committee in respect of any Option under this Scheme, shall be as defined in Article16.13(a) of the 2001 Plan if the Stock Exchange referred to in that Article is the New York Stock Exchange and the closing price referred to in that Article is the closing price on the New York Stock Exchange and in any other case shall be not less than the market value of the shares as agreed in advance with the United Kingdom Inland Revenue Shares Valuation Division.


     2.5 Only Options (as defined in the 2001 Plan) shall be granted under this Scheme and no Replacement Options, Restricted Shares or Performance Share Awards as outlined in Articles 5.9 and 7 of the 2001 Plan shall be granted under this Scheme. Articles5.9, 7, 9 and 12 of the 2001 Plan shall not apply for the purposes of this Scheme and an Option granted under the Scheme need not comply with the requirement in the second sentence of Article 5.3.


     2.6 No Option granted under this Scheme shall be exercisable more than ten years after the date the Option is granted. Limitation on Awards


     3. For the purposes of Article 3 of the 2001 Plan, any Option granted under this Scheme to any person shall be limited and take effect so that the sterling equivalent of the amount payable on the exercise of such Option, when added to the aggregate sterling equivalent of Shares which are capable of being acquired under subsisting rights obtained by the Participant under this Scheme or any other share option scheme established by the Company or any associated company (within the meaning contained in section 416 of the Act) of the Company and approved under Schedule 9 to the Act (but excluding any rights obtained under a savings related share option scheme) shall not exceed the limit set out in paragraph 28 of Schedule 9 to the Act.


          For the purposes of this Scheme, the sterling equivalent of any amount payable on the exercise of an option shall be the amount converted into pounds sterling at the highest buying rate shown in the day's spread as published in the Financial Times for the date of grant of such option or at such other rate as may be agreed from time to time with the United Kingdom Inland Revenue Shares Valuation Division.


Exercise


     4.1 No Option may be exercised whilst this Scheme is and is intended to remain approved by the Inland Revenue unless the Shares which would be acquired are Qualifying Shares.


     4.2 Any terms and conditions imposed by the Committee under Article 5.1 of the 2001 Plan for the exercise of Options granted under this Scheme shall be factual and objective, laid down at the time of grant, and shall not be amended or waived after the time of grant unless event or events have occurred such that the Committee reasonably believes that the original conditions as amended or waived will be a fairer measure and would not be less difficult to satisfy than the original condition. Any conditions imposed shall not be effective until approved by the United Kingdom Inland Revenue. Any other terms determined by the Company may only be imposed if they otherwise comply with the requirements set out in Schedule 9 to the Act.


     4.3 Notwithstanding Article 5.2 of the 2001 Plan, no Option may be transferred by will, and on the death of the Option-holder any subsisting Option may be exercised by his personal representatives not later than one year after the date of his death. Article 14.2 of the 2001 Plan shall not apply.


     4.4 Article 5.5 of the 2001 Plan shall not apply to this Scheme. Each Stock Option Agreement shall specify the date when all or any instalment of the Option is to become exercisable (the vesting of the Option). The Stock Option Agreement shall also specify the term of the Option. Any subsisting Options may be exercised by the Participant or, if deceased, by his personal representatives in whole or in part (including any unvested part) at the time of or, subject to rule 4.5, at any time following the occurrence of the earliest of the following events:


          (i)  the death of the Participant; and


          (ii) upon the Participant ceasing to be a director or employee of a Participating Company or the Company or any Subsidiary as defined in Article 16.29 of the 2001 Plan where that cessation was by reason of Disability, injury or Retirement.


     4.5 An Option shall lapse and become thereafter incapable of exercise on the earliest of the following events:


          (i)  the tenth anniversary of the date the Option is granted;


          (ii) where a Participant ceases to be a director or employee of a Participating Company or the Company or any Subsidiary as defined in Article 16.29 of the 2001 Plan by reason of death, Disability or injury, the first anniversary following such cessation;


          (iii)where a Participant ceases to be a director or employee of a Participating Company or the Company or any Subsidiary as defined in Article 16.29 of the 2001 Plan by reason of Retirement, the second anniversary following such cessation; and


          (iv) the end of the period of exercisability determined in accordance with rule 5.


     4.6 Payment for Shares on the exercise of Options granted under this Scheme shall be in cash and not through the delivery of Shares of Common Stock or otherwise as described in Articles 6.2 and 6.3 of the 2001 Plan.


     4.7  Shares  shall  be  issued  and  the  Option-holder   registered  as  a
          shareholder within 30 days of receipt of a valid exercise notice.


     4.8 Notwithstanding the provisions of Article 5.8 or 6.2 of the 2001 Plan, any Shares issued upon the exercise of an Option under this Scheme shall not be subject to any forfeiture conditions, rights of repurchase, rights of first refusal or any other transfer restrictions that do not apply to all holders of Shares.


     4.9 Article 13 shall apply so that the Company shall not be obliged to issue the shares until the obligations are satisfied .


     4.10 The Company shall keep available sufficient unissued Shares or Shares in the Treasury to satisfy the exercise in full of all Options granted under this Scheme and for the time being remaining capable of being exercised.


Takeover, Change of Control


     5.1 If any person obtains control of the Company (within the meaning of section 840 of the Act) as a result of making:


          (i) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by him) which is unconditional or which is made on a condition such that if it is satisfied the person making the offer will have control of the Company; or


          (ii) a general offer to acquire all the shares (other than shares which are already owned by him) in the Company which are of the same class as Shares subject to a subsisting Option,


          then the Committee shall notify all Participants as soon as is practicable after the change of control. Any subsisting Option may be exercised from the date of the receipt of that notification up to the expiry of a period ending six months from the time when the person making the offer has obtained control of the Company and any condition subject to which the offer is made has been satisfied.


     5.2 If as a result of the events specified in rule 5.1 an "Acquiring Company" (as defined in paragraph 15 of Schedule 9 to the Act) has obtained control of the Company, the Participant may, if the Acquiring Company so agrees, release any subsisting Option he holds in consideration for the grant of a New Option.


     5.3 Where the circumstances noted in rule 5.2 apply, New Options may be granted within the terms of paragraph 15(1) of Schedule 9 to the Act in consideration for the release of Options previously granted under this Scheme. Such New Options are deemed to be equivalent to the old Options and to have been granted within the terms of this Scheme, provided the New Options satisfy the conditions in paragraph 15(3) of
          Schedule 9 to the Act and the release of the Option takes place within six months of the date the Acquiring Company obtains control of the Company. A New Option issued in consideration of the release of an Option shall be evidenced by an option which shall import the relevant provisions of this Scheme.


     5.4 A New Option shall, for all other purposes of this Scheme, be treated as having been acquired at the same time as the corresponding released Option.


     5.5 If any person obtains control of the Company other than as a result of the events specified in rule 5.1, then the Committee shall notify all Participants as soon as practicable after the change of control. Any subsisting Option may be exercised from the date of the receipt of that notification up to the expiry of a period ending six months from the time when the person obtains control of the Company.


     5.6 If, as a result of the events specified in rules 5.1 or 5.3, a company has obtained control of the Company, the Committee shall be entitled at any time to require all holders of subsisting Options to exercise those Options within 30 days by notice in writing to the Participant to this effect.


     5.7 The periods of exercisability under this rule 5 and the date of lapse under rule 4.5 are those of whichever of the pre-conditions of rules 5.1, 5.3 or 5.4 are first achieved. The subsequent achievement of any other pre-conditions will not cause a period of exercisability to begin nor a date of lapse to arise.


     5.8 For the purpose of this rule 5 other than rule 5.2, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.


     5.9 The exercise of an Option pursuant to the preceding provisions of this rule 5 shall not be subject to any conditions imposed pursuant to
          Article 5.1 of the 2001 Plan as amended by rule 4.2.


Employment Relationship


     6. With respect to Options granted pursuant to the Scheme, Article 11 of the 2001 Plan shall be subject to the following: Any Participant or Employee shall waive any and all rights to compensation or damages on the termination of his office or employment with any past or present Participating Company or Subsidiary for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or to be entitled to exercise any Option under this Scheme as a result of the termination. Neither the grant of an Option nor any benefit which may accrue to a Participant on the exercise of an Option shall form part of that Participant's remuneration entitlement from his office or employment, nor shall the grant of an Option create any right or entitlement on the Participant to have any further Options granted to him under this Scheme if at all.


Protection Against Dilution: Variation of Share Capital


     7. With respect to Options granted pursuant to the Scheme, Article 10.1 of the 2001 Plan shall apply, but (i) with the omission of the following words and phrases : "a declaration of a dividend payable in Common Shares", "a declaration of a dividend payable in a form other than Common Shares", "a spin-off or similar occurrence;" and (ii) as if the following words were added "or any other variation of the issued Common Shares" before the words "the Committee". Adjustments to Options, as described in Article 10 of the 2001 Plan, shall be at the discretion of the Committee and shall not be effective under this Scheme until approved by the United Kingdom Inland Revenue.


Alteration of Scheme rules


     8. The Committee may make such alterations to the provisions of this Scheme as may be permitted by Article 15.2 of the 2001 Plan, provided that any such alteration made at a time when this Scheme is to remain approved by the United Kingdom Inland Revenue shall not have effect unless and until the alteration has the prior approval in writing of the United Kingdom Inland Revenue.